HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - General Power of Attorney

Exhibit 3.7

Power of Attorney

I, Colbert Cannon, of                                                       , hereby appoint Tyler Thorn and Philip Lee as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of HPS Corporate Capital Solutions Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee and/or Officer of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Colbert Cannon
Name:	Colbert Cannon
Title:	Trustee
Date:	January 4, 2024

HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - General Power of Attorney

Power of Attorney

I, Michael Patterson, of                                                  , hereby appoint Tyler Thorn and Philip Lee as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of HPS Corporate Capital Solutions Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee and/or Officer of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Michael Patterson
Name:	Michael Patterson
Title:	Trustee and Chief Executive Officer
Date:	January 5, 2024

HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - General Power of Attorney

Power of Attorney

I, Grishma Parekh, of                                                  , hereby appoint Tyler Thorn and Philip Lee as my recognized representatives and true and lawful attorneys- in-fact to sign any and all registration statements of HPS Corporate Capital Solutions Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee and/or Officer of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Grishma Parekh
Name:	Grishma Parekh
Title:	Trustee
Date:	January 4, 2024

HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - General Power of Attorney

Power of Attorney

I, Randall Scott Lauer, of                                                  , hereby appoint Tyler Thorn and Philip Lee as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of HPS Corporate Capital Solutions Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee and/or Officer of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Randall Lauer
Name:	Randall Scott Lauer
Title:	Trustee
Date:	January 4, 2024

HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - General Power of Attorney

Power of Attorney

I, Robin Melvin, of                                                  , hereby appoint Tyler Thorn and Philip Lee as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of HPS Corporate Capital Solutions Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee and/or Officer of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Robin Melvin
Name:	Robin Melvin
Title:	Trustee
Date:	January 4, 2024

HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - General Power of Attorney

Power of Attorney

I, Donna Milia, of                                                   , hereby appoint Tyler Thorn and Philip Lee as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of HPS Corporate Capital Solutions Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee and/or Officer of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Donna Milia
Name:	Donna Milia
Title:	Trustee
Date:	January 4, 2024

HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - General Power of Attorney

Power of Attorney

I, Robert F. Van Dore, of                                                  , hereby appoint Tyler Thorn and Philip Lee as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of HPS Corporate Capital Solutions Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee and/or Officer of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Robert Van Dore
Name:	Robert F. Van Dore
Title:	Trustee
Date:	January 4, 2024

Power of Attorney

I, Robert Busch (name), of                                                                        (address), hereby appoint Tyler Thorn and Philip Lee as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of HPS Corporate Capital Solutions Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee and/or Officer of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Robert Busch

Name:	Robert Busch

Title:	Managing Director

Date:	January 10, 2024

Power of Attorney

I, Gregory Wayne MacCordy, of                                                               , hereby appoint Tyler Thorn and Philip Lee as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of HPS Corporate Capital Solutions Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee and/or Officer of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Gregory Wayne MacCordy

Name:	Gregory Wayne MacCordy

Title:	Chief Compliance Officer

Date:	January 4, 2024

HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - Section 16 Power of Attorney

POWER OF ATTORNEY

Know all by these present, that the undersigned hereby constitutes and appoints each of Tyler Thorn and Philip Lee, signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)

prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2)

execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or trustee of HPS Corporate Capital Solutions Fund (the “Company”), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(3)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(4)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of January, 2024.

/s/ Colbert Cannon
Colbert Cannon

HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - Section 16 Power of Attorney

POWER OF ATTORNEY

Know all by these present, that the undersigned hereby constitutes and appoints each of Tyler Thorn and Philip Lee, signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)

prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2)

execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or trustee of HPS Corporate Capital Solutions Fund (the “Company”), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(3)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(4)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of January, 2024.

/s/ Michael Patterson
Michael Patterson

HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - Section 16 Power of Attorney

POWER OF ATTORNEY

Know all by these present, that the undersigned hereby constitutes and appoints each of Tyler Thorn and Philip Lee, signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)

prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2)

execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or trustee of HPS Corporate Capital Solutions Fund (the “Company”), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(3)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(4)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of January, 2024.

/s/ Grishma Parekh
Grishma Parekh

HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - Section 16 Power of Attorney

POWER OF ATTORNEY

Know all by these present, that the undersigned hereby constitutes and appoints each of Tyler Thorn and Philip Lee, signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)

prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2)

execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or trustee of HPS Corporate Capital Solutions Fund (the “Company”), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(3)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(4)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of January, 2024.

/s/ Donna Milia
Donna Milia

HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - Section 16 Power of Attorney

POWER OF ATTORNEY

Know all by these present, that the undersigned hereby constitutes and appoints each of Tyler Thorn and Philip Lee, signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)

prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2)

execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or trustee of HPS Corporate Capital Solutions Fund (the “Company”), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(3)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(4)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of January, 2024.

/s/ Robin Melvin
Robin Melvin

HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - Section 16 Power of Attorney

POWER OF ATTORNEY

Know all by these present, that the undersigned hereby constitutes and appoints each of Tyler Thorn and Philip Lee, signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)

prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2)

execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or trustee of HPS Corporate Capital Solutions Fund (the “Company”), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(3)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(4)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of January, 2024.

/s/ Randal Lauer
Randal Lauer

HPS Corporate Capital Solutions Power of Attorney - HPS Corporate Capital Solutions Fund - Section 16 Power of Attorney

POWER OF ATTORNEY

Know all by these present, that the undersigned hereby constitutes and appoints each of Tyler Thorn and Philip Lee, signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)

prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2)

execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or trustee of HPS Corporate Capital Solutions Fund (the “Company”), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(3)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(4)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of January, 2024.

/s/ Robert Van Dore
Robert Van Dore

POWER OF ATTORNEY

Know all by these present, that the undersigned hereby constitutes and appoints each of Tyler Thorn and Philip Lee, signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)

prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2)

execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or trustee of HPS Corporate Capital Solutions Fund (the “Company”), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(3)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(4)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of January, 2023.

/s/ Gregory Wayne MacCordy
Gregory Wayne MacCordy

POWER OF ATTORNEY

Know all by these present, that the undersigned hereby constitutes and appoints each of Tyler Thorn and Philip Lee, signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)

prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2)

execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or trustee of HPS Corporate Capital Solutions Fund (the “Company”), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(3)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(4)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 10th day of January, 2024.

/s/ Robert Busch
Robert Busch